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                                                                    EXHIBIT 4.13

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                      COMMON                           [GRAPHIC]                                                  COMMON
                      NUMBER                                                                                      SHARES
                     SM  3923                                                                                    SPECIMEN



THIS CERTIFICATE IS TRANSFERABLE
      EITHER IN CHICAGO, IL .                     CENTRUM INDUSTRIES, INC.
      OR IN NEW YORK, N.Y.

                                INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH DAKOTA                  CUSIP  15640H 10 6

           See reverse for certain definitions

         THIS CERTIFIES THAT                                                                                      is the owner of


                                                             SPECIMEN

                FULLY PAID AND NONASSESSABLE SHARES, OF THE PAR VALUE OF FIVE CENTS ($.05) EACH OF THE COMMON STOCK OF

                         -----------------------                           -----------------------------               Countersigned
                ----------------------------------CENTRUM INDUSTRIES, INC.---------------------------------------          and
                         -----------------------                           -----------------------------                 Registered
                (hereinafter called the "Corporation") transferable on the books of the Corporation by the holder    HARRIS TRUST
                hereof in person, or by duly authorized attorney, upon the surrender of this Certificate properly        AND SAVINGS
                endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered         BANK
                by the Registrar.
                     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly          By ____________
                authorized officers.
                                                                                                                     Auth. Sig.

                                                                                                                     TRANSFER AGENT
                                                                                                                     & REGISTRAR


                Dated:

            [SIG]                       Chairman                                                                      [SIG]
                                                                  [SEAL]                                             PRESIDENT
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                                                     UNIF GIFT MIN ACT - ............. Custodian ..............
TEN COM      -as tenants in common                                                           (Cust)                 (Minor)
TEN ENT      -as tenants by the entireties                                                   under Uniform Gifts to Min.
JT TEN       -as joint tenants with right of
               survivorship and not as tenants                                               Act...........................
               in common                                                                                 (State)
               Additional abbreviations may also be used though not in the above list.

For value received _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFIYING NUMBER OF ASSIGNEE
 _________________________
|                         |
|_________________________|_________________________________________________________________________________

____________________________________________________________________________________________________________
                                    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

_______________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint
_______________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated                                                       ________________________________________________

                                                            ________________________________________________
                                                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                                            CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                                            FACE OF THE CERTIFICATE IN EVENT PARTICULAR WITHOUT
                                                            ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
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SIGNATURE GUARANTEED